SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report December 3, 2001
                                        ----------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                  1-3950                                38-0549190
                  ------                                ----------
         (Commission File Number)              (IRS Employer Identification No.)


 One American Road, Dearborn,  Michigan                     48126
 --------------------------------------                     -----
(Address of principal executive offices)                   (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------

Item 5.  Other Events.
----------------------

     Our news release dated December 3, 2001 concerning U.S. retail sales of Ford vehicles in November 2001 and our 2001 and 2002 North American Production and Overseas Sales schedules dated December 3, 2001, filed as Exhibits 20, 99.1 and 99.2, respectively, to this report, are incorporated by reference herein.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
----------------------------------------------------------------------------

                                    EXHIBITS
                                    --------

Designation           Description                         Method of Filing
-----------           -----------                         ----------------

Exhibit 20            News Release dated
                      December 3, 2001                    Filed with this Report

Exhibit 99.1          2001 North American Production
                      and Overseas Sales schedule
                      dated December 3, 2001              Filed with this Report

Exhibit 99            2002 North American Production
                      and Overseas Sales schedule
                      dated December 3, 2001              Filed with this Report

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                           FORD MOTOR COMPANY
                                           -------------------------------
                                           (Registrant)


Date:  December 3, 2001                    By: /s/Kathryn S. Lamping
                                               ---------------------------
                                               Kathryn S. Lamping
                                               Assistant Secretary


                                  EXHIBIT INDEX
                                  -------------


Designation           Description
-----------           -----------

Exhibit 20            News Release dated December 3, 2001

Exhibit 99.1          2001 North American Production and
                      Overseas Sales schedule dated
                      December 3, 2001

Exhibit 99.2          2002 North American Production and
                      Overseas Sales schedule dated
                      December 3, 2001